UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)               October 12, 2004

Affiliated Managers Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-13459	04-3218510
(Commission File Number)	(IRS Employer Identification No.)

600 Hale Street
Prides Crossing, Massachusetts	01965
(Address of Principal Executive Offices)	(Zip Code)

(617) 747-3300

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                                       Entry into a Material Definitive Agreement

Affiliated Managers Group, Inc. (the “Company”) entered into a forward equity sale agreement, dated as of October 13, 2004, with Merrill Lynch International.  Under the terms of the agreement, the Company can elect to deliver a specified number of shares of its Common Stock at any time within the next twelve months, in exchange for net proceeds of approximately $100 million.

Alternatively, the Company can cancel the transaction at any time.  Upon cancellation, the Company may net settle the forward agreement in stock, cash, or a combination of the two.  The Company will not receive any proceeds from the sale of its Common Stock until settlement of all or a portion of the forward agreement.  In connection with this agreement, Merrill Lynch has agreed to borrow approximately 1,885,726 shares of the Company’s Common Stock in the stock loan market and sell these shares pursuant to the Company’s existing shelf registration statement.  The Company issued a press release on October 12, 2004 regarding the transaction, a copy of which is attached to this report as Exhibit 99.1.

ITEM 9.01                                       Financial Statements and Exhibits

(c)                                  Exhibits.

Exhibit No.	Description

1.1	Pricing Agreement, dated as of October 13, 2004, among the Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Merrill Lynch International.

10.1	Confirmation of Forward Stock Sale Transaction, dated as of October 13, 2004, among the Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Merrill Lynch International.

99.1*	Press Release issued by the Company on October 12, 2004.

*  This exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFILIATED MANAGERS GROUP, INC.

Date: October 15, 2004
	By:	/s/ Darrell W. Crate
Name: Darrell W. Crate
		Title:	Chief Financial Officer, Executive Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Pricing Agreement, dated as of October 13, 2004, among the Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Merrill Lynch International.

10.1	Confirmation of Forward Stock Sale Transaction, dated as of October 13, 2004, among the Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Merrill Lynch International.

99.1*	Press Release issued by the Company on October 12, 2004.

*  This exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.